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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Wildblue Communications, Inc.

     We consent to the use of our report included herein and to the reference of our firm under the heading "Experts" in the Registration Statement.

                                            /s/ KPMG LLP

Denver, Colorado
October 5, 2000